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               MORGAN STANLEY

       IXIS REAL ESTATE CAPITAL TRUST

                  2005-HE1

                  IO LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                    IO LOANS
------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                       NUMBER OF           AGGREGATE           %   WEIGHTED     AVERAGE
                                                        MORTGAGE           PRINCIPAL     CURRENT    AVERAGE         REM
PRODUCT                                       IO TERM      LOANS             BALANCE     BALANCE     COUPON        TERM
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
     Interest Only ARM - 2 Year/6 Month           24         363      100,183,924.83       56.71      6.659         356
                                              --------------------------------------------------------------------------
                                                  60         177       54,744,015.62       30.99      6.648         358
------------------------------------------------------------------------------------------------------------------------
     INTEREST ONLY ARM - 3 YEAR/6 MONTH           36          60       14,578,201.29        8.25      6.901         355
                                              --------------------------------------------------------------------------
                                                  60          20        4,286,654.93        2.43      6.272         357
------------------------------------------------------------------------------------------------------------------------
     INTEREST ONLY ARM - 5 YEAR/6 MONTH           60           4          871,494.69        0.49      6.783         355
------------------------------------------------------------------------------------------------------------------------
         INTEREST ONLY ARM - 6 MONTH              60           1          195,900.00        0.11      7.490         352
------------------------------------------------------------------------------------------------------------------------
        INTEREST ONLY FIXED - 30 YEAR             60           8        1,802,426.82        1.02      7.053         354
------------------------------------------------------------------------------------------------------------------------
                GRAND TOTAL:                                 633      176,662,618.18         100      6.671         356
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
                                             WEIGHTED
                                              AVERAGE    WEIGHTED
                                                 COMB     AVERAGE
PRODUCT                                           LTV        FICO
------------------------------------------------------------------

------------------------------------------------------------------
     Interest Only ARM - 2 Year/6 Month         81.25         668
                                          ------------------------
                                                82.02         688
------------------------------------------------------------------
     INTEREST ONLY ARM - 3 YEAR/6 MONTH         81.99         644
                                          ------------------------
                                                74.53         705
------------------------------------------------------------------
     INTEREST ONLY ARM - 5 YEAR/6 MONTH         91.58         690
------------------------------------------------------------------
         INTEREST ONLY ARM - 6 MONTH            79.96         578
------------------------------------------------------------------
        INTEREST ONLY FIXED - 30 YEAR           77.10         655
------------------------------------------------------------------
                GRAND TOTAL:                    81.39         673
------------------------------------------------------------------